Company Description	12 Months Ended
Dec. 31, 2013
Disclosure Text Block [Abstract]
Company Description

NOTE 1. — COMPANY DESCRIPTION

CAMAC Energy, Inc. (NYSE MKT: CAK, JSE: CME) is an independent exploration and production company engaged in the acquisition and development of energy resources in Africa. The Company’s asset portfolio consists of nine licenses across four countries covering an area of approximately 43,000 square kilometers (approximately 10 million acres). The Company owns producing properties and conducts exploration activities offshore Nigeria, conducts exploration activities offshore Ghana and The Gambia, and both offshore and onshore Kenya.

CAMAC Energy Inc. is headquartered in Houston, Texas and has offices in Nairobi, Kenya, Banjul, The Gambia and Lagos, Nigeria.

The Company’s operating subsidiaries include CAMAC Energy Ltd (“CEL”), CAMAC Petroleum Limited (“CPL”), CAMAC Energy International Limited, CAMAC Energy Ghana Limited, CAMAC Energy Kenya Limited, CAMAC Energy Gambia A2 Limited, and CAMAC Energy Gambia A5 Limited. The terms “we,” “us,” “our,” “Company,” and “our Company” refer to CAMAC Energy Inc. and its subsidiaries and affiliates.

The Company also conducts certain business transactions with its majority shareholder, CAMAC Energy Holdings Limited (“CEHL”), and its affiliates, which include Allied Energy Plc (“Allied”).  See “Note 15 – Related Party Transactions” for additional information with regard to these transactions.

The Company’s Executive Chairman of the Board of Directors, and Chief Executive Officer, is a director of each of the above listed related parties. He indirectly owns 27.7% of CEHL, which is the majority shareholder of the Company. As a result, he may be deemed to have an indirect material interest in transactions contemplated with any of the above companies and their affiliates.